                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                      December 17, 2008

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On December 17, 2008, Hancock Holding Company
issued a press release announcing the expansion of CEO titles by electing
Carl J. Chaney as President and CEO of Hancock Holding Company, Hancock Bank,
and all subsidiaries, and naming John M. Hairston as CEO and Chief Operating Officer.
Information regarding the CEO title expansion is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated December 17, 2008, headed "Hancock Holding
                             Company board expands CEO titles."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 18, 2008

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
December 17, 2008

For More Information
R. Paul Maxwell, VP & Corporate Communications Manager
1.800.522.6542 or paul_maxwell@hancockbank.com

Paul D. Guichet, VP, Investor Relations Manager
1.800.522.6542 or paul_guichet@hancockbank.com

======================================================================================================================

                                    Hancock Holding Company board expands CEO titles

     GULFPORT,  MS (December 17, 2008) - At yesterday's  regular  monthly board meeting,  the Hancock  Holding Company
(NASDAQ:  HBHC) and  Hancock  Bank  boards of  directors  further  defined  the  respective  roles of chief  executive officers  Carl J. Chaney and John M.  Hairston by electing  Chaney as President  and CEO of Hancock  Holding  Company,
Hancock Bank, and all subsidiaries and naming Hairston as CEO and Chief Operating Officer.

     The boards previously approved Chaney and Hairston as CEOs in December 2006.

     "Chaney and Hairston represent Hancock's longstanding,  team-oriented  succession strategy that has sustained the
company's  strength  and  stability  for  110  years.   These  expanded  titles  clarify  the  functional   leadership
responsibilities  each CEO has assumed since his appointment in 2006," said Hancock  Holding  Company  Chairman of the
Board  George A.  Schloegel,  who will  retire at year-end as a 52-year  employee of Hancock  Bank but remain  Hancock
Holding Company chairman.

     Executive Vice President D. Shane Loper will continue to serve as Hancock's chief operations officer.

     Chaney, a former partner and director of the financial institutions group at Watkins,  Ludlam, Winter, & Stennis,
P.A.,  joined Hancock Holding Company as chief financial  officer in 1998 with extensive  experience in banking,  with an emphasis in bank regulation,  securities,  SEC compliance,  and mergers and acquisitions.  As financial  consulting manager for Andersen  Consulting  (now  Accenture),  Hairston was the project  manager who  implemented  operating and technology  practices  across the Hancock  franchise in 1992. He became  Hancock's chief  operations  officer in 1994.
Chaney and Hairston  succeed  Schloegel and the late Leo W. Seal,  Jr., as the seventh and eighth chief  executives of the company since Hancock's 1899 founding.

     With  assets of  approximately  $6.7  billion,  Hancock  Holding  Company is the parent  company of Hancock  Bank
(Mississippi),  Hancock Bank of  Louisiana,  Hancock Bank of Florida,  and Hancock Bank of Alabama.  Hancock Bank - an
FDIC  insured  institution  consistently  rated one of  America's  strongest,  safest banks - operates 164 banking and financial  services  officers and 136 ATMs across a four-state I-10 corridor market spanning south central  Louisiana, south  Mississippi,  southern Alabama,  and north Florida.  Bank  subsidiaries  include Hancock  Investment  Services,
Inc.,  Hancock  Insurance  Agency and its  divisions of Ross King Walker and J. Everett  Eaves,  and Harrison  Finance
Company.

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